UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               _________________


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

 Date of Report (Date of Earliest Event Reported): May 16, 2005 (May 10, 2005)

                                Friedman's Inc.
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                   0-22356                    58-20583
 (State or Other Jurisdiction     (Commission File            (IRS Employer
       of Incorporation)              Number)              Identification No.)

                             171 Crossroads Parkway
                            Savannah, Georgia 31422
                    (Address of Principal Executive Offices)

                                 (912) 233-9333
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

           Friedman's Inc. ("Friedman's" or the "Company") has entered into a commitment letter (the "Commitment Letter"), dated May 10, 2005, with Harbert Distressed Investment Master Fund, Ltd. (the "Harbert Distressed Fund"), pursuant to which (i) the Harbert Distressed Fund will purchase from Citicorp USA, Inc. ("CUSA"), a subordinated term loan for $25.5 million (the "Term Loan") under Friedman's existing $125 million debtor-in-possession Credit Agreement, dated as of January 31, 2005 (as amended by Amendment No. 1 thereto, dated as of February 25, 2005) (the "DIP Facility") with CUSA, as Administrative Agent, and a syndicate of lenders, as applicable. The DIP Facility will be amended and restated to provide for the Term Loan as part of the DIP Facility. Friedman's has also entered into a letter agreement dated May 10, 2005 with CUSA, pursuant to which CUSA has consented to the terms of the Term Loan (the "CUSA"), subject to certain conditions set forth therein.

           The Term Loan will be funded at closing, at which time, the revolving portion of the DIP Facility (the "Revolver") will be reduced to $99.5 million, so that the total notional amount of the DIP Facility will continue to be $125 million. Upon the closing of the Term Loan, the Company will have $12.5 million of additional availability under the Revolver and an additional $12.5 million of availability under the Revolver will become available upon the Company's receipt of commitments from vendors sufficient to satisfy the Company's merchandise requirements through the 2005 holiday season.

           The Term Loan may be repaid or converted into new common equity of the Company upon the consummation of a plan of reorganization in the Company's chapter 11 case and the prior repayment of all outstanding revolving loans under the DIP Facility. If the Harbert Distressed Fund is the plan investor in the Company's plan of reorganization, the Term Loan will be converted into new common equity of the Company following its emergence from chapter 11 at a conversion price which is equivalent to a 10% discount to the equity value of the Company upon emergence. If the Harbert Distressed Fund is not the plan investor in the Company's plan of reorganization, at the election of the Harbert Distressed Fund, either the Term Loan and a related termination fee may be repaid in cash, or the Term Loan may be converted at a conversion price which is the lesser of the equivalent of a 20% discount to the equity value of the Company upon emergence from chapter 11, or the price which is sufficient to convert the Term Loan into 25% of the Company's new common equity upon emergence from chapter 11.

           The Term Loan remains subject to the satisfactory completion of due diligence by the Harbert Distressed Fund, the negotiation and execution of definitive documentation for the amendment and restatement of the DIP Facility, the approval of the United States Bankruptcy Court for the Southern District of Georgia, Savannah Division (the "Bankruptcy Court"), and certain other conditions. Under the terms of the Commitment Letter, Harbert Distressed Fund will have no liability to any party if the Term Loan does not close except as otherwise expressly provided in the definitive documentation for the amendment and restatement of the DIP Facility to be negotiated.

           The foregoing descriptions are qualified in their entirety by reference to the Commitment Letter, a copy of which is attached hereto as
Exhibit 10.1.

Item 8.01.        Other Events

         On May 11, 2005, the Company filed motions (the "Motions") with the Bankruptcy Court seeking approval (i) in connection with the Company's authority to enter into the transactions contemplated by the Commitment Letter as described in Item 1.01, and (ii) in connection with the Company's granting of consents to the transactions contemplated by various participation agreements entered into between the Harbert Distressed Fund and certain of the Company vendors relating to such vendors' claims under the Company's pre-petition trade vendor program (the "Vendor Motion").

         As set forth in the Vendor Motion, the Company's consent to the Harbert Distressed Fund's participation in any particular vendor claim will be conditioned upon, and final only upon, satisfaction of the occurrence of an effective date of a plan of reorganization and such vendors' compliance with certain trade terms, including obligations to fulfill 2005 holiday orders. As also set forth in the Vendor Motion, the Company believes that its conditional consent in connection with the vendor trade claims will enhance the prospect of timely delivery of merchandise by affected vendors through its 2005 holiday inventory build-up period. The Motions may be accessed free of charge via the Internet at the website of Kurtzman Carson Consultants LLC (http://www.kccllc.net/friedmans).

         On May 11, 2005, the Company issued a press release (the "Press Release") which announced, among other things, the foregoing events and certain of the matters described in Item 1.01 of this Current Report on Form 8-K. The Press Release also announced that the Company has entered into an agreement with the Harbert Distressed Fund to exclusively negotiate with the Harbert Distressed Fund through June 10, 2005, on certain terms and conditions pursuant to which the Harbert Distressed Fund would become a plan investor in the Company's plan of reorganization.

         The text of the Press Release is attached hereto as Exhibit 99.1 and incorporated by reference into this Item.

Item 9.01.        Financial Statements and Exhibits.

         (c)      Exhibits.

Exhibit
Number                Description
------                -----------

Exhibit 10.1 Commitment Letter, dated May 10, 2005, by and between Friedman's Inc. and Harbert Distressed Investment Master Fund, Ltd.

Exhibit 99.1          Press Release dated May 11, 2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           FRIEDMAN'S INC.


Date:    May 16, 2005                      By: /s/ C. Steven Moore
                                               --------------------------------
                                               C. Steven Moore
                                               Chief Administrative Officer
                                               and General Counsel

                                 EXHIBIT INDEX


Exhibit
Number                Description
------                -----------

Exhibit 10.1 Commitment Letter, dated May 10, 2005, by and between Friedman's Inc. and Harbert Distressed Investment Master Fund, Ltd.

Exhibit 99.1          Press Release dated May 11, 2005